UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2009
Parkvale Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-17411	25-1556590

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4220 William Penn Highway, Monroeville, Pennsylvania	15146

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 373-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities
On December 31, 2009, Parkvale Financial Corporation (the “Corporation”) sold 83,668 shares of its common stock, par value $1.00 per share, out of treasury to the Parkvale Financial Corporation Employee Stock Ownership Plan (the “ESOP”) at the December 30, 2009 closing price of $7.0376 per share. No underwriting discounts or brokerage commissions were paid. The gross sales proceeds aggregated $588,821.92 and will be used by the Corporation for general business purposes.

Item 9.01	Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) None.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVALE FINANCIAL CORPORATION
By:	/s/ Robert J. McCarthy, Jr.
	Name:	Robert J. McCarthy, Jr.
	Title:	President and Chief Executive Officer
By:	/s/ Gilbert A. Riazzi
	Name:	Gilbert A. Riazzi
	Title:	Vice President and Interim Principal Financial Officer

Date: January 5, 2010